UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010

FORTRESS EXPLORATION, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-26703	98-0206030
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

2101 Vista Parkway, Suite 4022
West Palm Beach, Florida	33411
(Address of Principal Executive Office)	(Zip Code)

(561) 939-4890
(Issuer's Telephone Number)

(Former name or former address, if changes since last report)

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 - Entry into a Material Definitive Agreement

On April 30, 2010, the Company entered into an agreement to acquire 100% of the issued and outstanding owners interests of Greenworld International Resources, Ltd., a company formed under the laws of the Republic of Ireland, with offices in Dublin, Ireland and Hamburg, Germany.

The agreement calls for Fortress to issue 10,000,000 shares of common stock in exchange for 100% of the issued and outstanding ownership interests of Greenworld. Fortress is then, under the terms of the agreement, to proceed with a three-for-one forward split of its then issued and outstanding common shares, with 46,617,120 shares being then issued and outstanding. The interest holders of Greenworld own 64.4% of the issued and outstanding common stock of the Company.

Item 2.01 - Completion of Acquisition or Disposition of Assets

On April 30, 2010, the Company entered into an agreement to acquire 100% of the issued and outstanding owners interests of Greenworld International Resources, Ltd., a company formed under the laws of the Republic of Ireland, with offices in Dublin, Ireland and Hamburg, Germany.

The agreement calls for Fortress to issue 10,000,000 shares of common stock in exchange for 100% of the issued and outstanding ownership interests of Greenworld. Fortress is then, under the terms of the agreement, to proceed with a three-for-one forward split of its then issued and outstanding common shares, with 46,617,120 shares being then issued and outstanding. The interest holders of Greenworld own 64.4% of the issued and outstanding common stock of the Company.

Business of Greenworld International Resources, Ltd:

Greenworld is dedicated to the global development and improvement of environmental and health services. It concentrates and is particularly active and aggressive in projects in Africa, the Middle East and Southeast Asia, generally in developing third-world countries where the needs far exceed the currently available resources.

Greenworld owns an interest in a pharmaceutical manufacturing plant in Uganda where it is in the process of completing the government awarded license to manufacture medical products, principally for consumption in sub-Sahara Africa. The expectation is that such  products will have a significantly lower cost basis, therefore have a significantly lower end user cost, reducing the cost of health care in sub-Sahara Africa, along with providing greater access to needed health care products in the region. It is also hoped that products manufactured locally (within the region) will have more rapid acceptance and approval by other governments within the region. Greenworld and its partners are currently negotiating an agreement with a third party pharmaceutical company to operate the existing manufacturing facility upon receipt of the government license to manufacture such products under a royalty structure.

Greenworld is actively associated with certain Wind Energy projects in India, with the hope and expectations of bring lower cost electricity to needy and impoverished regions within the country. Greenworld is currently seeking to raise 5,000,000 Euros, (approximately $6,400,000), for the company’s first joint venture operation in the wind farm power generation sector in India.

Greenworld is also engaged in projects in the development of economic plant-biomass extraction technologies as well as technologies related to the sustainable production of environmentally friendly power generation including wind, biomass, small-scale hydro, geothermal, biogas and solar.

Greenworld, during the first quarter of 2010, became registered in Germany as a Carbon Emission Trader and is operating from its offices in Hamburg, Germany and Dublin, Ireland. The Company has entered into success based service contracts with two individuals to operate in this arena.

Greenworld is actively seeking investments in solar energy production within Europe as well.

Item 5.01 Change in Control of Registrant.

Subsequent to the acquisition of Greenworld, discussed above in Item 1.01, the interest holders of Greenworld own 64.4% of the issued and outstanding common stock of the Company.

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors; Appointment of Principal Officers.

As part of the acquisition of Greenworld, discussed above in Item 1.01, Petrie DuRand is to resign from the Board of Directors and as an officer of Fortress and Leo Heinl is elected as the sole Director and appointed as the sole officer of Fortress.

Name	Age	Position

Leo J. Heinl	56	Chief Executive Officer, President, Director

Mr. Leo J. Heinl, 56, is the President and CEO of Greenworld. He received his law degree from Ludwig Maxmillians University in Munich, Germany in 1978. He is admitted to practice law as a Rechtsanwalt (in Germany) and as a Registered European Lawyer (in Great Britain), with offices in London, England and Hamburg, Germany. He is Chairman of Law Partners Solicitors Limited in London, England since 2001 and he is a member of the boards of directors of various companies in Great Britain, Germany and Ireland.

He has published numerous articles in a variety of media on financial services topics since 1984. He is co-editor of “Allfinanz 2000" (1992)- a comprehensive handbook on the financial services industry in Germany. He is the author of “Property Acquisition Abroad” - 2nd edition (1999) and “Property Acquisition in Spain” - 3rd edition (2000).

He is a guest lecturer at various conferences since 2002.

Greenworld has not paid Mr. Heinl any compensation over the prior 5 years.

SECTION 5.06 - Change in Shell Company Status

The information required under Rule 12b-2 has been disclosed within Item 1.01 and Item 2.01 of this Form 8-K

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits

     A. Financial Statements of Business Acquired

Greenworld International Resources, Ltd. financial statements for the years ended December 31, 2009 and 2008 with independent  auditors report (including Balance Sheets, Statement of Operations,  Statements of Shareholders' Equity, Statement of Cash Flows, and Notes to Consolidated Financial Statements) filed hereto start on page F-1 of this Form 8-K.

     B. Pro Forma Financial Information

Un-audited Pro Forma Condensed Financial Statements of Fortress and Greenworld, including Balance Sheet, Statement of F-6 of this Form 8-K.

EXHIBIT NUMBER	DESCRIPTION

10.1	Share Exchange Agreement, dated April 30, 2010, by and among Fortress Exploration, Inc. and the interest holders of Greenworld International Resources, Ltd.

SIGNATURES

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortress Exploration, Inc.

By:	/s/ Petrie DuRand
Petrie DuRand, CEO and Chairman of the Board

Date: May 13, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders
Greenworld International Resources, Ltd
Dublin, Ireland

We have audited the accompanying balance sheet of Greenworld International Resources, Ltd., as of December 31, 2009, and the related  statements of operations, stockholders= equity (deficit) and cash flows for the two years in the period ended December 31, 2009. These financial statements are the responsibility of the Company=s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Greenworld International Resources, Ltd. as of December 31, 2009, and the results of its operations and its cash flows for the two years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Kieran Pierce & Co
Dublin, Ireland

March 29, 2010

Greenworld International Resources, Ltd.
Balance Sheet
December 31,

	2009	2008

ASSETS
CURRENT ASSETS
Cash	$209	$206
Accounts receivable	773,824	5,904

Total current assets	774,033	6,110

OTHER ASSETS
Investment in affiliate	1,219,005	1,198,731

Total other assets	1,219,005	1,198,731

Total Assets	$1,993,038	$1,204,841

LIABILITIES AND STOCKHOLDERS= EQUITY
CURRENT LIABILITIES
Accounts payable	$145,876	$22,650
Accrued interest	0	0
Note payable	0	0

Total current liabilities	145,876	22,650

Total Liabilities	145,876	22,650

STOCKHOLDERS= EQUITY
Common stock, $1.29 par value, authorized 100,000 shares; 170 and 100 issued and outstanding	226	129
Additional paid-in capital	2,163,773	1,186,954
Stock subscriptions receivable	(348,899)	0
Accumulated comprehensive income / (loss)	49,482	12,528
Deficit accumulated during the development stage	(17,420)	(17,420)

Total stockholders= equity	1,847,162	1,182,191

Total Liabilities and Stockholders= Equity	$1,993,038	$1,204,841

The accompanying notes are an integral part of the financial statements

Greenworld International Resources, Ltd.
Statements of Operations
The Year Ended December 31,

	2009	2008

REVENUES	$0	$0

OPERATING EXPENSES:
General and administrative expenses	0	0
Professional fees	0	0

Total expenses	0	0

Interest expense	0	0

Net income (loss)	$0	$0

Income (loss) per weighted average common share	$0.00	$0.00

Number of weighted average common shares outstanding	135	100

The accompanying notes are an integral part of the financial statements

Greenworld International Resources, Ltd.
 Statement of Stockholders= Equity (Deficit)

	Number of Shares	Common Stock	Additional Paid-in Capital	Stock Subscrip Receive	Accum Comp Income (Loss)	Deficit Accumulated During the Development Stage	Total Stockholders= Equity

BEGINNING BALANCE, January 1, 2007	100	$129	$1,186,954	$0	$0	$(17,420)	$1,169,663

Net loss	0	0	0	0	0	0	0

BALANCE, December 31, 2007	100	129	1,186,954	0	0	(17,420)	1,169,663
Comprehensive income/loss	0	0	0	0	12,529	0	12,529
Net loss	0	0	0	0	0	0	0

BALANCE, December 31, 2008	100	129	1,186,954	0	12,529	(17,420)	1,182,192
Shares issued for cash	70	97	976,819	(348,899)	0	0	628,017
Comprehensive income/loss	0	0	0	0	36,952	0	36,952
Net loss	0	0	0	0	0	0	0
BALANCE, December 31, 2009	170	$226	$2,163,773	$(348,899)	$49,481	$(17,420)	$1,847,161

The accompanying notes are an integral part of the financial statements

Greenworld International Resources, Ltd.
Statements of Cash Flows
For the Year Ended December 31,

	2009	2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$0	$0
Adjustments to reconcile net loss to net cash used by operating activities:
Depreciation	0	0
Changes in operating assets and liabilities
Increase (decrease) in accounts receivable	(747,632)	0
Increase (decrease) in accounts payable	119,614	0

Net cash provided (used) by operating activities	(628,018)	0

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property lease holding	0	0

Net cash provided (used) by investing activities	0	0

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock	627,018	0
Proceeds from note payable	0	0

Net cash provided by financing activities	627,018	0

Effect of exchange rates on cash	1,003	2

Net increase (decrease) in cash	3	2

CASH, beginning of period	206	204

CASH, end of period	$209	$206

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Non-Cash Financing Activities:
Exchange of assets for reduction in notes payable	$0	$0

The accompanying notes are an integral part of the financial statements

Greenworld International Resources, Ltd.
NOTES TO FINANCIAL STATEMENTS

Note 1 -  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) The Company  Greenworld International Resources, Ltd.. is an Ireland chartered corporation, which conducts business from its headquarters in Dublin, Ireland and Hamburg, Germany. It was formed October 25, 2000.

The following summarize the more significant accounting and reporting policies and practices of the Company:

(b) Use of estimates  The financial statements have been prepared in conformity with generally accepted accounting principles.  In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition and revenues and expenses for the year then ended.  Actual results may differ significantly from those estimates.

(c) Start-up costs  Costs of start-up activities, including organization costs, are expensed as incurred, in accordance with Statement of Position (SOP) 98-5.

(d) Stock compensation for services rendered The Company may issue shares of common stock in exchange for services rendered.  The costs of the services are valued according to generally accepted accounting principles and have been charged to operations.

(e) Net income (loss) per share Basic loss per share is computed by dividing the net income (loss) by the weighted average number of common shares outstanding during the period.

(f) Property and equipment All property and equipment are recorded at cost and depreciated over their estimated useful lives, using the straight-line method.  Upon sale or retirement, the cost and related accumulated depreciation are eliminated from their respective accounts, and the resulting gain or loss is  included in the results of operations.  Repairs and maintenance charges, which do not increase the useful lives of the assets, are charged to operations as incurred.

NOTE 2 - CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents

NOTE 3 - INVESTMENT

The Company owns a 30% interest in a pharmaceutical manufacturing company in Uganda. This company has acquired a 21-year lease on property premises and facilities at a fixed nominal rent.

NOTE 4  - SUBSEQUENT EVENTS

During the first quarter of 2010, the Company became registered in Germany as a Carbon Emission Trader and has opened an office in Hamburg, Germany and Dublin, Ireland. The Company has also entered into success based service contracts with two individuals.

INDEX TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

Pro-forma Consolidated Balance Sheet	F-ii

Pro-forma Consolidated Statements of Operations	F-iii

Notes to Pro-forma Consolidated Financial Statements	F-iv

F-i

Fortress Exploration, Inc.
Pro-forma Consolidated Balance Sheet
December 31, 2009

	Fortress	Greenworld	Pro-forma adjustments		Pro-forma Consolidated
ASSETS
CURRENT ASSETS
Cash	$2,159	$209			$2,368
Accounts receivable	0	773,824			773,824

Total current assets	2,159	774,033			776,192

OTHER ASSETS
Investment in affiliate	0	1,219,005			1,219,005

Total other assets	0	1,219,005			1,219,005

Total Assets	$2,159	$1,993,038			$1,995,197

LIABILITIES AND STOCKHOLDERS= EQUITY
CURRENT LIABILITIES
Accounts payable	$0	$145,877			$145,877
Accrued interest	58,036	0			58,036
Note payable	214,848	0			214,848

Total current liabilities	272,884	145,877			418,761

Total Liabilities	272,884	145,877			418,761

STOCKHOLDERS= EQUITY
Preferred stock, $0.0001 and n/a par value, 10,000 shares authorized, 0 issued and outstanding	0	-			0
Common stock, $0.00005 and $1.29 par value, authorized 49,990,000 and 100,000 shares; 5,539,040 and 170 issued and outstanding	277	226	a) 500 b) (226)		777
Additional paid-in capital	415,810	2,163,773	a) (502,844 b) (415,810	) )	1,660,929
Stock subscriptions receivable	0	(348,899)	b) 348,899		0
Accumulated comprehensive income/(loss)	0	49,481			49,481
Deficit accumulated during the development stage	(686,812)	(17,420)	b) (569,481)		(134,751)

Total stockholders= equity	(270,725)	1,847,161			1,576,436

Total Liabilities and Stockholders= Equity	$2,159	$1,993,038			$1,995,197

The accompanying notes are an integral part of the financial statements

F-ii

Fortress Exploration, Inc.
Pro-forma Consolidated Statements of Operations
The Year Ended December 31, 2009

	Fortress	Greenworld	Pro-forma adjustments	Pro-forma Consolidated

REVENUES	$0	$0		$0

OPERATING EXPENSES:
General and administrative expenses	40,158	0		40,158
Professional fees	22,054	0		22,054

Total expenses	62,212	0		62,212

Interest expense	55,119	0		55,119

Net income (loss)	$(117,331)	$0		$(117,331)

The accompanying notes are an integral part of the financial statements

F-iii

Fortress Exploration, Inc.
NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - Pro Forma Changes

On April 30, 2010, Fortress Exploration, Inc., (FEI), entered into a share exchange agreement with Greenworld International Resources, Ltd., (GIRL), an Irish company headquartered in Dublin, Ireland. This  business  combination  was  a  reverse acquisition, accounted for as a recapitalization  of GIRL FEI issued 10,000,000 shares of restricted common stock to effect this acquisition.

The Pro forma statement of operations  includes the year ended December 31, 2009 for the FEI and GIRL.

NOTE 2 - Pro Forma Adjustments

a)   On April 30,  2010, FEI  entered  into  an  agreement  to  acquire GIRL in exchange for the issuance of 10,000,000 shares of common stock.

Consolidation:

b)   Eliminate  investment in subsidiaries,  the Company's retained deficit and common stock of subsidiaries.

F-iv